UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BIOCRYST PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 2, 2014.

BIOCRYST PHARMACEUTICALS, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	March 10, 2014
	Date: May 2, 2014	Time: 3:00 PM EDT
Location: BioCryst Corporate Offices
4505 Emperor Blvd.
Suite 200
Durham, North Carolina
You are receiving this communication because you hold shares in the company named above.
BIOCRYST PHARMACEUTICALS, INC. C/O AMERICAN STOCK TRANSFER & TRUST COMPANY 59 MAIDEN LANE NEW YORK, NY 10038

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
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— How To Vote —
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Voting Items

The Board of Directors recommends you vote FOR

the following:

1.	Election of Directors

Nominees:

01)	George B. Abercrombie

02)	Stanley C. Erck

03)	Jon P. Stonehouse

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accountants for 2014.

3.	To approve an advisory resolution regarding executive compensation.

4.	To approve an amendment to Stock Incentive Plan to (i) increase the number of shares available for issuance under the Stock Incentive Plan by 3,750,000 shares and (ii) approve the performance goals under the Stock Incentive Plan to preserve the Company’s ability to grant awards that meet the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

5.	To approve an amendment to the Employee Stock Purchase Plan to increase the number of shares available for issuance under the Employee Stock Purchase Plan by 500,000 shares.

6.	To approve an amendment to our Certificate of Incorporation to increase the authorized Common Stock from 95,000,000 shares to 200,000,000 shares.

7.	To transact such other business as may properly come before the meeting or any adjournment thereof.

NOTE: UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE PERSONS NOMINATED FOR THE ELECTION AS DIRECTORS, AND FOR PROPOSALS 2, 3, 4, 5 AND 6. IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.